================================================================================

2002 TARGET

TERM TRUST INC.


                                                                  ANNUAL REPORT
NOVEMBER 30, 1999

2002 TARGET TERM TRUST INC.                                        ANNUAL REPORT

                                                                January 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for 2002 Target Term Trust Inc. for the fiscal year ended November 30, 1999.

MARKET OVERVIEW
================================================================================

The Trust's fiscal year was a challenging period for bond investments. Interest rates rose as the economy continued to expand more briskly than anticipated. The Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps: a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps reduction engineered in late 1998 to stave off the global financial crisis.

The 30-year Treasury bond's yield increased from 5.07% on November 30, 1998 to 6.29% on November 30, 1999, one of its worst performances ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.49% at the beginning of the fiscal year, to a yield of 5.30% at its close. Mortgage "spreads" to Treasurys narrowed for most of the year, benefiting portfolios with mortgage exposure. (The spread is the difference in yield or income securities must pay to compensate for their greater risk relative to U.S. Treasurys.)

OUTLOOK

In the first half of 2000, we expect an active Federal Reserve and rising rates across the yield curve. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we think the mortgage market could see further spread narrowing in certain sub-sectors.

                                  [LINE GRAPH]

                U.S. Treasury Yield Curves: 11/30/98 to 11/30/99

                             [PLOT POINTS TO COME]

2002 TARGET TERM TRUST INC.

PROFILES

Investment Goal:

Return $15 per share to investors on or about 11/30/02, while providing high monthly income

Portfolio Managers/Subadviser:

Sharmin Mossavar-Rahmani, Goldman Sachs Funds Management, L.P.

Commencement:

December 31, 1992

NYSE Symbol:

TTR

Dividend Payments:

Monthly

2002 TARGET TERM TRUST INC.

PORTFOLIO REVIEW
================================================================================

AVERAGE ANNUAL TOTAL RETURNS(%), PERIODS ENDED 11/30/99

                                                                        Since
                                1 Yr.              5 Yrs.             Inception
                                                                      12/31/92
--------------------------------------------------------------------------------
Net Asset Value Return(1)        0.77%              8.93%               6.88%
Market Price Return(2)           2.07              10.96                6.56
Benchmark Return(3)              1.41               8.15                6.62
--------------------------------------------------------------------------------

Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

Share Price, Dividend and Yield, 11/30/99
--------------------------------------------------------------------------------
Net Asset Value                   $14.44
Market Price                      $13.56
12-Mo. Dividend                   $0.8616
Market Yield(4)                    6.35%
IPO Yield(5)                       5.74%
--------------------------------------------------------------------------------

PERFORMANCE ATTRIBUTION

The Trust underperformed its benchmark for the fiscal year ended November 30, 1999, primarily because of the Trust's higher level of interest-rate risk compared to its benchmark. To help protect the Trust against rising interest rates during the second half of the fiscal year, we reduced the Trust's weighted average duration from 2.7 years to 2.6 years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) We kept portfolio credit quality high throughout the fiscal year.

Characteristics*                                           11/30/99      5/31/99
--------------------------------------------------------------------------------
Weighted Average Duration                                   2.6 yrs      2.7 yrs
Average Quality                                               AAA          AAA
Net Assets ($mm)                                            $112.7       $114.6
--------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Trust's portfolio is actively managed and its composition will vary over time.

(1) NAV return assumes dividends were reinvested at the net asset value on the payable dates.
(2) Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.
(3) The benchmark is a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%.
(4) Market yield is calculated by multiplying the November distribution by 12 and dividing by the Trust's closing price on November 30, 1999.
(5) IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price.

                                                                   ANNUAL REPORT

The Trust seeks to add incremental return through sector allocation and security selection primarily within the mortgage market. Sector allocation and security selection both contributed to performance for the fiscal year. Following the gradual stabilization of the global markets, mortgage-backed securities performed well, rebounding strongly in the wake of last year's liquidity crisis. Concerns over excessive supply diminished and the prepayment environment turned favorable.

Most sectors traded above historical average spreads during the fiscal year. With this in mind, we maintained the Trust's sector weightings. Spread tightenings from current levels would cause the Trust's holdings to gain value. (The spread is the difference in yield or income over Treasurys that non-Treasury securities must pay to compensate for their greater risk.) Mortgage-sector spreads did continue to tighten, and the Trust benefited.

Sector Allocation*                               11/30/99     5/31/99   11/30/98
--------------------------------------------------------------------------------
Collateralized Mortgage
Obligations                                        57.9%       58.1%       59.2%
Mortgage Pass-Throughs                             24.3        23.3        21.6
Adjustable Rate Mortgages                           8.2        10.4        13.4
Asset Backed Securities                             8.2         3.0         3.5
Repurchase Agreements                               1.4         5.2         2.3
--------------------------------------------------------------------------------
Total                                             100.0       100.0       100.0

OUTLOOK
================================================================================

In general, our outlook remains positive. Although mortgage spreads to Treasurys have recovered from their historical widest levels, declining supply and a benign prepayment environment provide a favorable backdrop leading into the year 2000. More specifically, we favor seasoned GNMAs among mortgage pass-through securities and collateralized mortgage obli- gations. Although GNMAs have been difficult to find, their liquidity has recently improved, and we have begun to take advantage of this buying opportunity.

At current spreads to Treasurys, we believe many asset-backed securities are fairly valued relative to other fixed income sectors. Market liquidity continues to improve due to a more normal supply outlook and solid demand from investors. Finally, the adjustable-rate mortgage sector closed the year on a strong note due to investor demand for floating-rate and short-duration securities. Going forward, we are constructive on the sector, which should be responsive to any potential Fed tightening.

* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Trust's portfolio is actively managed and its composition will vary over time.

2002 TARGET TERM TRUST INC.                                        ANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on 2002 Target Term Trust Inc. or a fund in the PaineWebber Family of Funds,(6) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander                       /s/ Sharmin Mossavar-Rahmani

MARGO ALEXANDER                           SHARMIN MOSSAVAR-RAHMANI
Chairman and Chief Executive Officer      Chief Investment Officer Fixed Income
Mitchell Hutchins Asset Management Inc.   Goldman Sachs Funds Management, L.P.


/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.

      This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended November 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(6) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1999

   Principal
    Amount                                                                        Maturity           Interest
     (000)                                                                          Dates             Rates               Value
---------------                                                             --------------------   ------------       -------------
Government National Mortgage Association Certificates--18.95%
  $13,049+     GNMA ....................................................    01/15/24 to 02/15/29      6.500%          $  12,424,189
    7,437+     GNMA ....................................................    10/15/22 to 12/15/23      7.000               7,308,830
      705      GNMA ....................................................    01/15/10 to 07/15/12      8.500                 731,677
      942      GNMA TBA ................................................          TBA                 6.500                 895,553
                                                                                                                      -------------
Total Government National Mortgage Association Certificates
   (cost--$22,201,924) .................................................                                                 21,360,249
                                                                                                                      -------------

Federal Home Loan Mortgage Corporation Certificates--10.48%
    1,372      FHLMC ...................................................        12/01/13              6.000               1,305,640
      764      FHLMC ...................................................        04/01/29              7.000                 747,119
      957      FHLMC ...................................................        06/01/14              6.000                 916,508
    2,023+     FHLMC ARM ...............................................        08/01/19              6.714               2,048,395
    3,882      FHLMC TBA ...............................................           TBA                7.000               3,795,039
    3,000      FHLMC TBA ...............................................           TBA                7.500               2,994,375
                                                                                                                      -------------
Total Federal Home Loan Mortgage Corporation Certificates
   (cost--$11,987,253) .................................................                                                 11,807,076
                                                                                                                      -------------

Federal National Mortgage Association Certificates--7.95%
    2,000      FNMA ....................................................    04/01/29 to 10/01/29      6.500               1,906,830
    2,335+     FNMA ARM ................................................        01/01/25              6.298               2,356,252
    2,987+     FNMA ARM ................................................        01/01/21              6.886               3,076,273
    1,580+     FNMA ARM ................................................        08/01/22              6.914               1,626,181
                                                                                                                      -------------
Total Federal National Mortgage Association Certificates
   (cost--$9,086,693) ..................................................                                                  8,965,536
                                                                                                                      -------------

Collateralized Mortgage Obligations--66.72%
    1,450      FHLMC Series 164, Class B2, B3, B9 & B11 ................        07/15/21              9.500               1,564,216
    3,501      FHLMC Series 1693, Class Z ..............................        03/15/09              6.000               3,135,089
    1,343      FNMA REMIC, Series 1988-12, Class A .....................        02/25/18             10.000               1,450,534
      462      FNMA Series 1993-138, Class SM ..........................        12/25/21              9.620*                460,878
      352      FNMA Series 1994-11, Class B ............................        06/25/18              4.625                 345,047
    3,510      FNMA, Series 1997-67,Class VX ...........................        02/25/23              7.000               3,480,116
      930      Citicorp Mortgage Securities Incorporated,
                 Series 1994-6, Class A4 ...............................        03/01/09              5.750                 879,969
    2,067+     CMC Securities Corporation, Series 1992-B, Class B11 ....        11/25/23              7.375               2,018,746
    1,830      CMC Securities Corporation, Series 1993-C, Class C3 .....        04/25/08              9.552               1,859,837
    9,666      CMC Securities Corporation, Series 1993-E, Class S10 ....        11/25/08              6.500               9,324,310
    5,100      Collateralized Mortgage Obligation Trust, Series 64,
                 Class Z ...............................................        11/20/20              9.000               5,250,447
    4,931      Countrywide Funding Corporation, Series 1993-10,
                 Class A9 ..............................................        01/25/24              6.375*              4,950,511
    5,781      Countrywide Funding Corporation, Series 1993-2,
                 Class A5A .............................................        10/25/08              6.500               5,601,781
    4,679      Countrywide Mortgage Backed Securities Incorporated,
                 Series 1994-B, Class A7 ...............................        02/25/09              6.275*              4,701,708
    2,748      Countrywide Mortgage Backed Securities Incorporated,
                 Series 1996-A8, Class A4 ..............................        12/25/26              8.000               2,768,637
   10,808      First Boston Mortgage Securities Corporation, Series
                 1993-1A, Class 1A .....................................        04/25/06              7.402*             10,686,208
      953      Housing Securities Incorporated, Series 1992-5,
                 Class A ...............................................        06/15/22              6.603*                962,566
    6,308      Housing Securities Incorporated, Series 1994-1,
                 Class A13 .............................................        03/25/09              6.500               5,900,573
    1,000      Residential Accredit Loans Incorporated .................        09/25/26              8.000               1,009,322
    3,878      Residential Funding Mortgage Securities Incorporated
                 Mortgage, Series 1994-S1, Class A13 ...................        01/25/24              6.388*              3,923,452
    3,650      Securitized Asset Sales Incorporated, Series 1994-5,
                 Class AM ..............................................        07/25/24              7.000               3,497,376
    1,467      Structured Asset Securities Corporation, Series 1995-3A,
                 Class 1A1 .............................................        01/28/24              7.000               1,431,136
                                                                                                                      -------------
Total Collateralized Mortgage Obligations (cost--$75,741,895) ..........                                                 75,202,459
                                                                                                                      -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1999

   Principal
    Amount                                                                        Maturity           Interest
     (000)                                                                          Dates             Rates               Value
---------------                                                             --------------------   ------------       -------------
Adjustable Rate Collateralized Mortgage Obligations--1.78%
   $  279      Ryland Mortgage Securities Corporation, Series 1,
                 Class A2 ..............................................        08/25/23             12.625%          $     277,181
    1,705      Salomon Brothers Mortgage Securities VII, Series
                 1994-20, Class A ......................................        08/01/24              7.478               1,725,124
                                                                                                                      -------------
Total Adjustable Rate Collateralized Mortgage Obligations
  (cost--$2,014,188) ...................................................                                                  2,002,305
                                                                                                                      -------------

Stripped Collateralized Mortgage Obligations--2.98%
    1,187      FNMA REMIC Trust, Series 1991-G-35, Class N** ...........        10/25/21              7.557(1)              954,968
       12      FNMA REMIC Trust, Series 1992-G-44, Class GA*** .........        05/25/03              14.60(1)               85,764
    2,047      FNMA REMIC Trust, Series 1993-101, Class A*** ...........        06/25/08              7.000                  93,772
    1,396      FNMA REMIC Trust, Series 151, Class 2*** ................        07/01/22              9.500                 408,678
        7      Structured Asset Securities Corporation, Series
                 1992-M1, Class A4*** ..................................        11/25/07             11.000(1)              273,366
        7      Structured Asset Securities Corporation, Series
                 1992-M1, Class A3*** ..................................        11/25/07             11.000(1)            1,540,497
                                                                                                                      -------------
Total Stripped Collateralized Mortgage Obligations (cost--$3,944,045) ..                                                  3,357,045
                                                                                                                      -------------

Asset Backed Securities--9.83%
    4,000      ABFS Equipment Contract Trust, Series 1999-A, Class A3 ..        12/15/03              6.650               3,984,600
    3,000      Arcadia Automobile Receivables Trust, Series 1999-B,
                 Class A4 ..............................................        09/15/04              6.510               2,976,660
      287      Fasco Grantor Trust .....................................        11/15/01              6.650                 286,980
    1,484      Mid-State Trust IV, Series 4, Class A ...................        04/01/30              8.330               1,516,914
    2,370      Union Acceptance Corporation, Series 1999-A, Class A5 ...        09/08/06              5.870               2,313,712
                                                                                                                      -------------
Total Asset Backed Securities (cost--$11,214,544) ......................                                                 11,078,866
                                                                                                                      -------------

Repurchase Agreement--1.71%
    1,925      Repurchase Agreement dated 11/30/99 with State Street
               Bank & Trust Company, collateralized by $2,005,000
               Federal National Mortgage Association Zero Coupon Note,
               due 1/26/00 (value--$1,987,456) proceeds:
               $1,925,303 (cost--$1,925,000) ...........................        12/01/99              5.670               1,925,000
                                                                                                                      -------------
Total Investments (cost--$138,115,542)--120.40% ........................                                                135,698,536
Liabilities in excess of other assets (20.40)% .........................                                                (22,995,308)
                                                                                                                      -------------
Net Assets--100.00% ....................................................                                              $ 112,703,228
                                                                                                                      =============

----------
ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of November 30, 1999.
TBA (To be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.
REMIC Real Estate Mortgage Investment Conduit.
* Floating Rate Securities. The interest rate shown is the current rate as of November 30, 1999.
** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Morgan Stanley Incorporated, maturing December 1, 1999) and/or futures transactions.
(1)   Interest rate represents the annualized yield at date of purchase.

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS                                              NOVEMBER 30, 1999

                                                                                                               Unrealized
Number of                                                                                                     Appreciation
Contracts                                                                In Exchange For   Expiration Date   (Depreciation)
------------                                                             ---------------   ---------------   --------------
  110       Contracts to Deliver--5 year United States Treasury Notes ...    $10,888,281     March 2000       $    (41,806)
  114       Contracts to Receive--30 year United States Treasury Bonds ..     10,609,125     March 2000            139,066

                                                                                                              $     97,260
                                                                                                              ============

Security Sold Short "Against the Box"

Principal
 Amount
  (000)                                                                                                           Value
------------                                                                                                 --------------
$ 942       GNMA TBA 6.500% (proceeds--$904,494) ..........................................................   $    900,054
                                                                                                              ============

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1999

Assets
Investments in securities, at value (cost--$138,115,542) .....    $ 135,698,536
Cash .........................................................          240,783
Deposits with broker for securities sold short ...............          904,494
Receivable for investments sold ..............................          123,340
Interest receivable ..........................................          852,877
Other assets .................................................           11,896
                                                                  -------------
Total assets .................................................      137,831,926
                                                                  -------------

Liabilities
Security sold short, at value (proceeds--$904,494) ...........          900,054
Payable for reverse repurchase agreements ....................       15,881,000
Payable for investments purchased ............................        7,768,819
Payable to investment adviser and administrator ..............           65,094
Payable for interest on reverse repurchase agreements ........           38,820
Payable for variation margin .................................           21,999
Accrued expenses and other liabilities .......................          452,912
                                                                  -------------
Total liabilities ............................................       25,128,698
                                                                  -------------

Net Assets
Capital Stock--$0.001 par value; total authorized
200,000,000 shares; 7,802,867 shares issued and outstanding ..      113,526,527
Undistributed net investment income ..........................        8,009,650
Accumulated net realized loss from investments and futures
transactions .................................................       (6,517,643)
Net unrealized depreciation of investments, security sold
short and futures ............................................       (2,315,306)
                                                                  -------------
Net assets ...................................................    $ 112,703,228
                                                                  =============

Net asset value per share ....................................    $       14.44
                                                                  =============

                      See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                    For the
                                                                  Year Ended
                                                               November 30, 1999
                                                               -----------------

Investment income:
Interest ......................................................    $ 10,343,726
                                                                   ------------
Expenses:
Interest expense ..............................................       1,224,077
Investment advisory and administration ........................         807,186
Excise tax ....................................................         250,792
Legal and audit ...............................................         100,698
Reports and notices to shareholders ...........................          79,595
Custody and accounting ........................................          69,187
Transfer agency ...............................................          23,029
Directors' fees ...............................................          10,500
Other expenses ................................................          87,395
                                                                   ------------
                                                                      2,652,459
                                                                   ------------
Net investment income .........................................       7,691,267
                                                                   ------------

Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
   Investment transactions ....................................         179,653
   Futures transactions .......................................      (1,854,364)
Net change in unrealized appreciation/depreciation of:
   Investments ................................................      (4,955,984)
   Futures ....................................................        (197,395)
                                                                   ------------
Net realized and unrealized loss from investment activities ...      (6,828,090)
                                                                   ------------
Net increase in net assets resulting from operations ..........    $    863,117
                                                                   ============

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                    For the Years Ended
                                                                        November 30,
                                                                ------------------------------
                                                                    1999             1998
                                                                -------------    -------------
From operations:
Net investment income .......................................   $   7,691,267    $   7,951,914
Net realized gains (losses) from investments and futures
transactions ................................................      (1,674,711)         574,640
Net change in unrealized appreciation/depreciation of
investments and futures .....................................      (5,153,379)        (453,671)
                                                                -------------    -------------
Net increase in net assets resulting from operations ........         863,177        8,072,883
                                                                -------------    -------------

Dividends to shareholders from:
Net investment income .......................................      (6,722,950)      (6,722,949)
                                                                -------------    -------------

Net increase (decrease) in net assets .......................      (5,859,773)       1,349,934

Net assets:
Beginning of year ...........................................     118,563,001      117,213,067
                                                                -------------    -------------
End of year (including undistributed net investment income of
$8,009,650 and $6,703,720, respectively) ....................   $ 112,703,228    $ 118,563,001
                                                                =============    =============

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                     For the
                                                                   Year Ended
                                                               November 30, 1999
                                                               -----------------

Cash flows provided from operating activities:
Interest received ............................................  $  11,042,632
Operating expenses paid ......................................     (1,785,168)
Interest paid ................................................     (1,316,658)
Sale of short-term portfolio investments, net ................      1,692,000
Purchase of long-term portfolio investments ..................    (83,372,368)
Sale of long-term portfolio investments ......................    101,082,982
Variation margin received on futures contracts ...............     (1,717,687)
                                                                -------------
Net cash provided from operating activities ..................     25,625,733
                                                                -------------

Cash flows used for financing activities:
Dividends paid to shareholders ...............................     (6,722,950)
Decrease in reverse repurchase agreements ....................    (18,662,000)
                                                                -------------
Net cash used for financing activities .......................    (25,384,950)
                                                                -------------
Net change in cash ...........................................        240,783
Cash at begining of year .....................................              0
                                                                -------------
Cash at end of year ..........................................  $     240,783
                                                                =============

Reconciliation of net increase in net assets resulting from
  operations to net cash provided from operating activities:
Net increase in net assets resulting from operations .........  $     863,177
                                                                -------------
Decrease in investments, at value ............................     20,598,420
Decrease in receivable for investments sold ..................      2,462,199
Decrease in interest receivable ..............................        321,244
Decrease in variation margin receivable ......................        312,073
Increase in other assets .....................................       (125,465)
Increase in payable for investments purchased ................      3,678,434
Decrease in security sold short, at value ....................     (2,182,446)
Decrease in payable for interest on reverse repurchase
  agreements .................................................        (92,581)
Decrease in payable to investment adviser and administrator ..         (3,304)
Increase in variation margin payable .........................         21,999
Decrease in accrued expenses and other liabilities ...........       (228,017)
                                                                -------------
                                                                   24,762,556
                                                                -------------
Net cash provided from operating activities ..................  $  25,625,733
                                                                =============

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the adviser and a wholly-owned subsidiary of PaineWebber Incorporated, or by Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. and sub-advisor of the Trust. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Trust's custodian.

      Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

      Futures Contracts--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the

NOTES TO FINANCIAL STATEMENTS

"initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily uses financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

      Reverse Repurchase Agreements -- The Trust enters into reverse repurchase agreements with qualified third party broker dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1999 was $23,347,864 at a weighted average interest rate of 5.18%.

      Dollar Rolls -- The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

      Short Sales "Against the Box" -- The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

      The Trust might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

      Dividends and Distributions -- Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from

NOTES TO FINANCIAL STATEMENTS

generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

      On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

      The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

      Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at November 30, 1999, was substantially the same as the cost of securities for financial statement purposes.

      At November 30, 1999, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost) ....................... $   457,904
Gross depreciation (from investments having an excess of cost over value) .......................  (2,874,910)
                                                                                                  -----------
Net unrealized depreciation of investments ...................................................... $(2,417,006)
                                                                                                  ===========

      For the year ended November 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $87,050,802 and $101,473,131, respectively.

FEDERAL TAX STATUS

      It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

NOTES TO FINANCIAL STATEMENTS

      At November 30, 1999, the Trust had a net capital loss carry forward of $6,420,409. The loss carry forward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

      To reflect reclassifications, arising from permanent "book/tax" differences for the year ended November 30, 1999, undistributed net investment income was increased by $337,613, accumulated net realized gains/losses from investments and futures transaction was decreased by $126,782, and capital stock decreased by $210,831.

CAPITAL STOCK

      There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of November 30, 1999, Mitchell Hutchins owned 8,662 shares.

      The Trust did not repurchase any shares of its common stock for the year ended November 30, 1999.

      For the period July 10, 1995 (commencement of repurchase program) through November 30, 1999, the Trust repurchased 2,873,600 shares of its common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88%. At November 30, 1999, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                   For the Years Ended November 30,
                                                                  ----------------------------------------------------------------
                                                                      1999         1998          1997          1996          1995
                                                                  ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of year .........................      $  15.19     $  15.02      $  14.88      $  14.37      $  12.70
                                                                  --------     --------      --------      --------      --------

Net investment income ......................................          0.99         1.02          1.06          1.13*         1.02*

Net realized and unrealized gains (losses) from investments
   and futures .............................................         (0.88)        0.01         (0.08)        (0.05)*        1.36*
                                                                  --------     --------      --------      --------      --------

Net increase in net asset value resulting from
   investment operations ...................................          0.11         1.03          0.98          1.08          2.38
                                                                  --------     --------      --------      --------      --------

Dividends from net investment income .......................         (0.86)       (0.86)        (0.86)        (0.86)        (0.90)
                                                                  --------     --------      --------      --------      --------

Net increase in net asset value resulting from repurchase of
   common stock ............................................            --           --          0.02          0.29          0.19
                                                                  --------     --------      --------      --------      --------

Net asset value, end of year ...............................      $  14.44     $  15.19      $  15.02      $  14.88      $  14.37
                                                                  ========     ========      ========      ========      ========

Market value, end of year ..................................      $  13.56     $  14.13      $  13.63      $  12.63      $  12.50
                                                                  ========     ========      ========      ========      ========

Total investment return(1) .................................          2.07%       10.23%        15.23%         8.07%        19.85%
                                                                  ========     ========      ========      ========      ========

Ratios/Supplemental Data:

Net assets, end of year (000's) ............................      $112,703     $118,563      $117,213      $117,276      $136,754

Expenses to average net assets+ ............................          2.30%        2.97%         3.36%         3.13%         3.42%

Net investment income to average net assets ................          6.67%        6.68%         7.13%         7.74%         7.44%

Portfolio turnover rate ....................................            63%          86%           64%          127%          103%

Asset coverage++ ...........................................      $  8,097     $  4,334      $  3,521      $  3,261      $  4,013

----------
*     Calculated using average daily shares outstanding for the year.

+ These ratios include 1.06%, 1.79%, 2.25%, 1.93%, and 2.50% related to interest expense for the years ended November 30, 1999, 1998, 1997, 1996, and 1995, respectively, which represents the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions.

2002 TARGET TERM TRUST INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
2002 Target Term Trust Inc.

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of 2002 Target Term Trust Inc. (the "Trust") as of November 30, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 1999, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst + Young LLP

New York, New York
January 14, 2000

2002 TARGET TERM TRUST, INC.

TAX INFORMATION (unaudited)

      We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1999), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

      Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

      Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (unaudited)

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $67 billion in assets under management as of December 31, 1999. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

      The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

      At a meeting held on December 17, 1999, the Trust's board of directors adopted several amendments to the Trust's bylaws. The bylaws were amended to specify that, under normal circumstances, a Trustee or officer of the Trust will serve as Chairman of stockholder meetings. The Chairman has the power to decide the order of business at stockholder meetings and is able to adopt and enforce procedures that govern action by meeting participants. The amendments clarify that the Chairman has the power to adjourn stockholder meetings. The amendments also increase the percentage of outstanding shares necessary for stockholders to call a special stockholders meeting from 25% to a majority of the shares that would be entitled to vote at the meeting.

YEAR 2000 RISK

      Like other funds and financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to the Trust's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

      Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Trust's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

DISTRIBUTION POLICY

      The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (unaudited) (concluded)

shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

      A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

      Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

      Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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

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

BOARD OF TRUSTEES
--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.                       Meyer Feldberg
Chairman
                                             George W. Gowen
Margo N. Alexander
                                             Frederic V. Malek
Richard Q. Armstrong
                                             Carl W. Schafer
Richard R. Burt
                                             Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander                           Dianne E. O'Donnell
President                                    Vice President and Secretary

Victoria E. Schonfeld                        Paul H. Schubert
Vice President                               Vice President and Treasurer

INVESTMENT ADVISER, AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

                                   PaineWebber

                    (Copyright)2000 PaineWebber Incorporated
                                   Member SIPC
                               All rights reserved